UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2007

CENVEO, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

One Canterbury Green, 201 Broad Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 595−3000

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2007, in order to be eligible to participate in a “Direct Registration System” by January 1, 2008, the Board of Directors of Cenveo, Inc. (the “Company”) approved an amendment to the Company’s Bylaws whereby any and all classes and series of shares of the Company may be represented by uncertificated stock, except that shares represented by a certificate that is issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Company.

A copy of the Company’s Amended and Restated Bylaws is filed as Exhibit 3.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
3.2	Amended and Restated Bylaws of Cenveo, Inc. (as of February 22, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 30, 2007

CENVEO, INC.

By: /s/ Timothy M. Davis
Timothy M. Davis
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws of Cenveo, Inc. (as of February 22, 2007)